UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/17 - 12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

FOXBY CORP.

SEEKING TOTAL RETURN

DECEMBER 31, 2017

ANNUAL REPORT

WWW.FOXBYCORP.COM

PORTFOLIO ANALYSIS
December 31, 2017

TOP TEN	December 31, 2017
HOLDINGS

1 Berkshire Hathaway, Inc. Class B

2 Alphabet Inc. Class A

3 Wal-Mart Stores, Inc.

4 The Greenbrier Companies, Inc.

5 Copart, Inc.

6 Polaris Industries, Inc.

7 Wyndham Worldwide Corporation

8 Laboratory Corporation of American Holdings

9 United Therapeutics Corporation

10 Apple Inc.

Top ten holdings comprise approximately 35% of total assets.

TOP TEN	December 31, 2017
INDUSTRIES

1 Business Services

2 Transportation Equipment

3 Security and Commodity Brokers, Dealers, Exchanges, and Services

4 Chemical and Allied Products

5 Insurance Carriers

6 Automotive Dealers and Gasoline Service Stations

7 General Merchandise Stores

8 Miscellaneous Retail

9 Fabricated Metal Products, except Machinery and Transportation Equipment

10 Apparel and Accessory Stores

Top ten holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and is not indicative of future portfolio characteristics. There is no assurance that any securities will remain in or out of the Fund.

Holdings by Security Type on December 31, 2017*

*

Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations of less than 1% in aggregate are not shown. Allocations are subject to change.

FOXBY CORP.	Annual Report 2017

TO OUR SHAREHOLDERS
December 31, 2017

Dear Fellow Shareholders:

It is a pleasure to welcome our new shareholders who find the total return investment objective of Foxby Corp. (the “Fund”) attractive and to submit this 2017 Annual Report.

Investment Strategies

In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Economic and Market Report

At the December 2017 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested that real gross domestic product (GDP) was “rising at a solid pace in the second half of 2017.” The staff viewed labor market conditions as reflecting in part a rebound from the negative effects of the hurricanes in September, as the national unemployment rate declined to 4.1% through November 2017. Regarding inflation, the staff noted that “total consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (PCE), remained below 2 percent in October and was lower than early in the year.” In fact, over the 12 months through October 2017, total U.S. consumer prices, as measured by the PCE price index, increased slightly more than 1.5%.

Addressing the financial situation, the Fed staff noted that asset price movements appeared to be “reflecting slightly stronger-than-expected economic data releases, announcements related to Treasury debt issuance, and an increase in the perceived probability that the Congress would enact tax legislation. On net, the Treasury yield curve flattened, U.S. equity prices moved up, and the foreign exchange value of the dollar was little changed. Financing conditions for businesses and households remained broadly supportive of continued growth in household spending and business investment.”

In conjunction with the FOMC meeting, the Fed’s board members and bank presidents submitted their projections for future real GDP growth, unemployment, and similar measures. They projected real growth in GDP in a range of 2.2 - 2.6% for 2018, and 1.9 - 2.3% for 2019, and an unemployment rate in a range of 3.7 - 4.0% for 2018 and 3.6 - 4.0% for 2019.

In summary, the U.S. economy appears to be growing sluggishly during a period of strengthening employment and mild inflation, which suggests to us that investors might anticipate favorable markets ahead, although certain signs of speculative excess, such as cryptocurrencies and growing systemic leverage, indicate a cautious approach might be in order for 2018.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in 2017 was to focus on quality companies deemed by Midas Management Corporation (the “Investment Manager”) to be undervalued. Generally, the Fund purchased and held equity securities in seeking to achieve its total return investment objective and sold investments that appeared to have appreciated to levels reflecting less potential for total return. In 2017, the Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $(96,755), $568,166, and $629,007, which contributed significantly to the Fund’s net asset value return of 15.50%. Profitable sales in the period were made of, among others, part of the Fund’s holding of Alphabet Inc. Class A shares in the business services sector and Cisco Systems, Inc. in the industrial and commercial machinery and computer equipment sector and losses were taken on, among others, Hibbett Sports, Inc. in the retail sector. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation on investments over the period, retailers Dick’s Sporting Goods, Inc. and Bed Bath & Beyond Inc. were significant contributors to unrealized depreciation during the

1 Annual Report 2017	FOXBY CORP.

TO OUR SHAREHOLDERS
December 31, 2017

period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Pilgrim’s Pride Corporation in the food and kindred products sector and The GAP, Inc. in the apparel and accessory stores sector.

The Fund’s market return for 2017 was 16.76%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 21.83%. This index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2017, the Fund’s portfolio included over 60 securities of different issuers, with the top ten amounting to approximately 35% of total assets. At that time, the Fund’s investments totaled approximately $10.2 million, reflecting the use of about $2 million of leverage on net assets of about $8.2 million. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to SEC filings, performance data, and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund.

Long Term Strategies

Our current view of financial conditions continues to suggest that Foxby Corp. may benefit during the current year from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Board of Directors

Bruce B. Huber announced his retirement and has resigned from the Board of the Fund effective January 29, 2018. Bruce agreed to join the Fund complex as an independent director on October 30, 1981 and over the years, he has given so much of his time, wisdom, and perspective, we shall remain deeply in his debt. We wish him the very best as he pursues his many, varied interests outside of the investment company world.

Sincerely,

Thomas B. Winmill

President and Co-Portfolio Manager

William Winmill

Vice President and Co-Portfolio Manager

FOXBY CORP.	Annual Report 2017 2

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2017
Financial Statements

Shares	Common Stocks (121.30%)	Value

Apparel and Accessory Stores (3.55%)
8,000	Hanesbrands Inc. (a)	$ 167,280
3,600	The GAP, Inc. (a)	122,616
		289,896

Automotive Dealers and Gasoline Service Stations (7.22%)
2,300	AutoNation, Inc. (a) (b)	118,059
250	AutoZone, Inc. (a) (b)	177,842
6,800	Copart, Inc. (a) (b)	293,692
		589,593

Building Construction General Contractors and Operative Builders (2.34%)
2,550	LGI Homes, Inc. (b)	191,326

Building Materials, Hardware, Garden Supply (1.10%)
1,200	Tractor Supply Company (a)	89,700

Business Services (15.73%)
500	Alphabet Inc. Class A (a) (b)	526,700
2,600	DST Systems, Inc.	161,382
11,069	GlobalSCAPE, Inc.	39,295
2,400	Omnicom Group Inc. (a)	174,792
3,300	Robert Half International Inc. (a)	183,282
2,200	WPP plc ADR	199,232
		1,284,683

Chemical and Allied Products (8.82%)
950	Amgen Inc. (a)	165,205
500	Biogen Inc. (a) (b)	159,285
250	Bioverativ Inc. (a) (b)	13,480
2,500	Gilead Sciences, Inc. (a)	179,100
1,375	United Therapeutics Corporation (a) (b)	203,431
		720,501

Communications (0.46%)
350	The Walt Disney Company (a)	37,629

Educational Services (2.37%)
2,500	Capella Education Company	193,500

Electric, Gas, and Sanitary Services (2.07%)
4,250	SCANA Corporation (a)	169,065

Electronic and Other Electrical Equipment and Components, except Computer Equipment (3.29%)
2,700	Cirrus Logic, Inc. (a) (b)	140,022
3,250	Taiwan Semiconductor Manufacturing Co. Ltd.	128,862
		268,884

See notes to financial statements.

3 Annual Report 2017	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2017
Financial Statements

Shares	Common Stocks (continued)	Value

Fabricated Metal Products, except Machinery and Transportation Equipment (3.89%)
750	Snap-on Incorporated (a)	$ 130,725
3,350	Sturm, Ruger & Company, Inc.	187,098
		317,823

Food and Kindred Products (1.90%)
5,000	Pilgrim’s Pride Corporation (a) (b)	155,300

Food Stores (2.35%)
7,000	The Kroger Co. (a)	192,150

General Merchandise Stores (6.29%)
5,200	Wal-Mart Stores, Inc. (a)	513,500

Health Services (2.54%)
1,300	Laboratory Corporation of America Holdings (a)	207,363

Holding and Other Investment Offices (1.40%)
1,500	InterDigital, Inc. (a)	114,225

Home Furniture, Furnishings, and Equipment Stores (2.25%)
2,500	Bed Bath & Beyond Inc. (a)	54,975
2,500	Williams-Sonoma, Inc. (a)	129,250
		184,225

Hotels, Rooming Houses, Camps, and Other Lodging Places (2.69%)
1,900	Wyndham Worldwide Corporation (a)	220,153

Industrial and Commercial Machinery and Computer Equipment (3.54%)
1,200	Apple Inc. (a)	203,076
2,250	Cisco Systems, Inc. (a)	86,175
		289,251

Insurance Carriers (8.49%)
3,500	Berkshire Hathaway, Inc. Class B (a)(b)	693,770

Measuring, Analyzing, and Controlling Instruments; Photographic, Medical and Optical Goods; Watches and Clocks (2.31%)
1,800	KLA-Tencor Corporation (a)	189,126

Miscellaneous Retail (3.92%)
1,400	CVS Health Corporation (a)	101,500
2,439	Dick’s Sporting Goods, Inc. (a)	70,097
2,050	Walgreens Boots Alliance, Inc. (a)	148,871
		320,468

Non-Depository Credit Institutions (1.22%)
1,000	American Express Company (a)	99,310

See notes to financial statements.

FOXBY CORP.	Annual Report 2017 4

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2017
Financial Statements

Shares	Common Stocks (concluded)	Value

Paper and Allied Products (0.88%)
1,588	Schweitzer-Mauduit International, Inc.	$ 72,032

Real Estate (2.00%)
5,000	Marcus & Millichap, Inc. (b)	163,050

Retail Consulting and Investment (0.0%)
72,728	Amerivon Holdings LLC (b) (c)	0

Security and Commodity Brokers, Dealers, Exchanges, and Services (11.69%)
900	Affiliated Managers Group, Inc. (a)	184,725
700	Diamond Hill Investment Group, Inc.	144,662
5,000	Federated Investors, Inc. (a)	180,400
3,300	GAMCO Investors, Inc.	97,845
4,500	Hennessy Advisors, Inc.	74,430
2,000	Invesco Ltd. (a)	73,080
1,900	T. Rowe Price Group, Inc. (a)	199,367
		954,509

Tobacco Products (2.60%)
1,500	Altria Group, Inc. (a)	107,115
1,000	Philip Morris International, Inc. (a)	105,650
		212,765

Transportation by Air (0.76%)
400	Allegiant Travel Company (a)	61,900

Transportation Equipment (12.93%)
4,250	General Motors Company (a)	174,207
5,500	Gentherm Incorporated (b)	174,625
1,900	Polaris Industries Inc. (a)	235,581
8,850	The Greenbrier Companies, Inc.	471,705
		1,056,118

Wholesale Trade - Nondurable Goods (0.70%)
365	McKesson Corporation (a)	56,922

	Total common stocks (Cost $8,116,805)	9,908,737

Units	Master Limited Partnerships (0.46%)
Mining And Quarrying Of Nonmetallic Minerals, Except Fuels (0.46%)
1,500	Ciner Resources LP (Cost $38,296)	37,830

Shares	Preferred Stocks (2.80%)
Communications (0.20%)
1,500	Frontier Communications Corp., Series A, 11.125%	16,230

See notes to financial statements.

5 Annual Report 2017	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2017
Financial Statements

Shares	Preferred Stocks (continued)	Value

Water Transportation (1.53%)
1,734	Seaspan Corporation Series G 8.20%	$ 42,136
3,500	Seaspan Corporation Series H 7.875%	82,740
		124,876

Retail Consulting and Investment (1.07%)
207,852	Amerivon Holdings LLC (c)	87,298

Total preferred stocks (Cost $647,415)		228,404

Shares	Money Market Fund (0.54%)
43,965	State Street Institutional U.S. Government Money Market Fund, Administration Class, 7 day annualized yield 0.95% (Cost $43,965)	43,965

Total investments (Cost $8,846,481) (125.10%)		10,218,936

Liabilities in excess of other assets (-25.10%)		(2,050,353)

Net assets (100.00%)		$ 8,168,583

(a) All or a portion of this security has been pledged as collateral pursuant to the Liquidity Agreement. As of December 31, 2017, the value of securities pledged was $3,999,831.
(b) Non-income producing.
(c) Illiquid and/or restricted security that has been fair valued.

See notes to financial statements.

FOXBY CORP.	Annual Report 2017 6

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2017
Assets
Investments at value (cost $8,846,481)	$10,218,936
Dividends receivable	10,760
Other assets	1,754

Total assets	10,231,450

Liabilities
Liquidity agreement borrowing	2,000,000
Payables
Accrued expenses	49,475
Investment management fee	8,203
Directors	3,010
Administrative services	2,179

Total liabilities	2,062,867

Net Assets	$8,168,583

Net Asset Value Per Share
(applicable to 2,610,050 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$3.13

Net Assets Consist of
Paid in capital	$7,515,484
Accumulated undistributed net investment income	88,197
Accumulated net realized loss on investments	(807,555)
Net unrealized appreciation on investments	1,372,457

$8,168,583

See notes to financial statements.

7 Annual Report 2017	FOXBY CORP.

STATEMENT OF OPERATIONS
Financial Statements

Year Ended
December 31, 2017
Investment Income
Dividends (net of $677 foreign tax expense)	$126,711

Total investment income	126,711

Expenses
Investment management	75,339
Interest and fees on liquidity agreement	30,359
Bookkeeping and pricing	28,330
Audit	21,380
Legal	15,940
Directors	13,957
Shareholder communications	13,458
Administrative services	11,310
Transfer agent	6,932
Custody	2,650
Insurance	1,612
Registration	1,321
Other	878

Total expenses	223,466

Net investment loss	(96,755)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	568,230
Foreign currencies	(64)
Unrealized appreciation on
Investments	628,880
Translation of assets and liabilities in foreign currencies	127

Net realized and unrealized gain	1,197,173

Net increase in net assets resulting from operations	$1,100,418

See notes to financial statements.

FOXBY CORP.	Annual Report 2017 8

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$ (96,755)	$ (4,420)
Net realized gain	568,166	486,944
Unrealized appreciation	629,007	254,740

Net increase in net assets resulting from operations	1,100,418	737,264

Distributions to Shareholders
Net investment income	-	(4,700)
Return of capital	-	(21,401)

Total distributions	-	(26,101)

Total increase in net assets	1,100,418	711,163

Net Assets
Beginning of period	7,068,165	6,357,002

End of period	$ 8,168,583	$ 7,068,165

End of period net assets include undistributed net investment income	$ 88,197	$ 97,272

See notes to financial statements.

9 Annual Report 2017	FOXBY CORP.

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2017
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$1,100,418
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(629,007)
Net realized gain on sales of investments	(568,166)
Purchase of long term investments	(3,832,535)
Proceeds from sales of long term investments	3,176,037
Net purchases of short term investments	(22,978)
Decrease in dividends receivable	21,338
Decrease in foreign withholding taxes reclaimed	1,872
Increase in other assets	(559)
Increase in accrued expenses	7,112
Increase in investment management fee payable	632
Increase in administrative services payable	831
Increase in directors payable	5

Net cash used in operating activities	(745,000)

Cash Flows from Financing Activities
Liquidity agreement borrowing, net	745,000

Net cash provided by financing activities	745,000

Net change in cash	-

Cash
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:
Cash paid for interest on liquidity agreement	$11,142

See notes to financial statements.

FOXBY CORP.	Annual Report 2017 10

NOTES TO FINANCIAL STATEMENTS	December 31, 2017
Financial Statements

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S.

markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager’s Valuation Committee under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise

11 Annual Report 2017	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income - Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager, or its affiliates serve as investment manager, or other related entities, are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the years ended December 31, 2017 and 2016.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2017, the Fund’s reimbursements of such costs were $11,310, of which $7,290 and $4,020 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and directors of the Investment Manager. As of December 31, 2017, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

FOXBY CORP.	Annual Report 2017 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to each fund for which the Investment Manager or its affiliates serve as investment manager on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS For the year ended December 31, 2017, there were no distributions paid to shareholders and for the year ended December 31, 2016, the Fund paid a distribution of $26,101, comprised of $4,700 and $21,401 of net investment income and return of capital, respectively.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$ (779,419)

Unrealized appreciation	1,432,518
$ 653,099

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations. Capital losses incurred in taxable years beginning after December 22, 2010 are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. During the year ended December 31, 2017, the Fund used $442,079 of capital losses carryover due to expire in 2017. As of December 31, 2017, the Fund has a net capital loss carryover of $779,419, comprised of short term losses, which expires in 2018.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to differences in partnership income, return of capital dividends, re-characterization of capital gain income, and timing of distributions. As of December 31, 2017, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments	Paid in Capital
$87,680	$1,207	$(88,887)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

● Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued usually at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

13 Annual Report 2017	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally

Valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 9,908,737	$ -	$ 0	$ 9,908,737

Master limited partnerships	37,830	-	-	37,830

Preferred stocks	141,106	-	87,298	228,404

Money market funds	43,965	-	-	43,965
Total investments, at value	$ 10,131,638	$ -	$ 87,298	$ 10,218,936

There were no securities transferred from level 1 on December 31, 2016 to level 3 at December 31, 2017.

The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total

Balance at December 31, 2016	$ 727	$ 116,397	$ 117,124

Payment of in-kind dividends	-	-	-

Change in unrealized appreciation	(727)	(29,099)	(29,826)

Balance at December 31, 2017	$ 0	$ 87,298	$ 87,298

Net change in unrealized appreciation attributable to assets still held as level 3 at December 31, 2017	$ (727)	$ (29,099)	$ (29,826)

Except to the extent of the receipt of payment of in-kind dividends from level 3 preferred stocks as shown above, there were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board of Directors.

FOXBY CORP.	Annual Report 2017 14

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following table presents additional information about valuation techniques and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2017:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks

Retail - Consulting and Investment	$ 0	Value of liquidation per share	Discount rate due to lack of marketability	80%

Preferred Stocks

Retail - Consulting and Investment	$ 87,298	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales of investment securities, excluding short term securities, were $3,832,535 and $3,176,037, respectively, for the year ended December 31, 2017. As of December 31, 2017, for federal income tax purposes, the aggregate cost of securities was $8,786,420 and net unrealized appreciation was $1,432,518, comprised of gross unrealized appreciation of $2,110,278 and gross unrealized depreciation of $677,760.

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2017 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$497,531	$87,298

common equity units	9/20/07	0	0

Total		$497,531	$87,298

Percent of net assets		5%	1%

7. LIQUIDITY AGREEMENT The Fund has a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), the Fund’s custodian and securities lending agent. The LA allows the Fund to draw up to $2 million (maximum liquidity commitment) and includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum,

and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, the Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although the Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB is obligated to indemnify the Fund for certain losses that may arise in connection with the default and SSB may use the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class, and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent can be mitigated by receiving collateral from

15 Annual Report 2017	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

the securities lending counterparty and through SSB indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

The Fund or SSB may terminate the LA with 179 days’ prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets, or other covenants are not met, the LA could be deemed in default and be terminated. As of December 31, 2017 there were no lent securities and the outstanding loan balance and the value of assets pledged as collateral were $2,000,000 and $3,999,831, respectively. The weighted average interest rate and average daily amount outstanding under the LA for the year ended December 31, 2017 were 2.40% and $565,178, respectively. The maximum amount outstanding during the year ended December 31, 2017 was $2,000,000.

8. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

9. LEVERAGE RISK The Fund from time to time may borrow under its LA to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of net asset value and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the net asset value of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the LA decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the LA, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

10. CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

11. CAPITAL STOCK As of December 31, 2017, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the years ended December 31, 2017 and 2016.

12. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Fund did not repurchase any of its shares during the years ended December 31, 2017 and 2016.

13. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

FOXBY CORP.	Annual Report 2017 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

14. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

15. ACCOUNTING PRONOUNCEMENTS In October 2016, the Securities and Exchange Commission (“SEC”) adopted investment company reporting modernization reforms which, among other things, amend Regulation S-X (“Regulation S-X Amendments”) to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the Regulation S-X Amendments is for reporting period end dates on or after August 1, 2017. The impact of the Regulation S-X Amendments had no effect on the Fund’s net assets or results of operations.

17 Annual Report 2017	FOXBY CORP.

FINANCIAL HIGHLIGHTS
Financial Statements

		Year Ended December 31,
Per Share Operating Performance	2017	2016	2015	2014	2013
(for a share outstanding throughout each period)
Net asset value, beginning of period	$2.71	$2.44	$2.68	$2.66	$2.09

Income from investment operations:
Net investment income (loss) (1)	(0.04)	-*	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.46	0.28	(0.24)	-*	0.57
Total from investment operations	0.42	0.28	(0.22)	0.02	0.59

Less distributions:
Net investment income	-	-*	(0.01)	-	(0.02)
Return of capital	-	(0.01)	(0.01)	-	-
Total distributions	-	(0.01)	(0.02)	-	(0.02)

Net asset value, end of period	$3.13	$2.71	$2.44	$2.68	$2.66

Market value, end of period	$2.09	$1.79	$1.59	$1.87	$1.95

Total Return (2)
Based on net asset value	15.50%	11.69%	(7.81)%	0.75%	28.23%

Based on market price	16.76%	13.21%	(13.90)%	(4.10)%	35.50%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$8,169	$7,068	$6,357	$6,996	$6,945

Ratio of expenses to average net assets (3)	3.03%	2.91%	2.35%	1.92%	1.60%
Ratio of net investment income (loss) to average net assets	(1.31)%	(0.07)%	0.64%	0.75%	0.92%

Portfolio turnover rate	40%	58%	34%	53%	12%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 2,000	$ 1,255	$ 1,186	$ 546	$ 847
Asset coverage per $1, 000 (4)	$ 5,084	$ 6,632	$ 6,362	$ 13,821	$ 9,203
Average commission rate paid	$0.0182	$0.0137	$0.0167	$ 0.0114	$0.0170

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)

The ratio of expenses excluding loan interest and fees from the use of leverage to average net assets was 2.62%, 2.68%, 2.29%, 1.86%, and 1.60% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(4)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the LA is considered a senior security representing indebtedness.

*	Less than $0.005 per share.

See notes to financial statements.

FOXBY CORP.	Annual Report 2017 18

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
Financial Statements

To the Shareholders and Board of Directors of

Foxby Corp.

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2018

19 Annual Report 2017	FOXBY CORP.

DIRECTORS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the directors currently serving on the Board of Directors of the Fund. The directors of each class shall serve for terms of five years and then carryover until their successors are elected and qualify.

INDEPENDENT DIRECTORS (1)
Name, Address (2) and Date of Birth	Position(s) Held with the Fund	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (3)	Other Directorships Held by Director During the Past Five Years (4)

Peter K. Werner August 16, 1959	Class IIl Director	2002	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

Jon Tómasson September 20, 1958	Class V Director	2017	Since 2002, Mr. Tómasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tómasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc.(7)
INTERESTED DIRECTOR

Thomas B. Winmill (5) (6) PO Box 4 Walpole, NH 03608 June 25, 1959	Class IV Director; President, Chief Executive Officer, Chairman, Chief Legal Officer	2002

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, and Chief

Legal Officer of the Investment Manager and Bexil Advisers LLC (registered investment advisers) (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers) (collectively, the “Broker-Dealers”), Bexil Corporation (a holding company) (“Bexil”) and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director of Global Self Storage, Inc. (a self storage REIT) (“SELF”) and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Dividend and Income Fund, Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				4	Global Self Storage, Inc. Eagle Bulk Shipping Inc.(7)

(1) Refers to directors who are not “interested persons” of the Fund as defined under the Act. Mr. Bruce B. Huber resigned as a director from the Board of Directors of the Fund effective as of January 29, 2018. (2) Unless otherwise noted, the address of record for the directors is 11 Hanover Square, New York, New York 10005. (3) The “Fund Complex” is comprised of the Fund, Dividend and Income Fund, and Midas Series Trust (with two series), which are managed by the Investment Manager or its affiliates. (4) Refers to directorships and trusteeships held by a director during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (5) Thomas B. Winmill is an “interested person” (as such term is defined in the Act) of the Fund due to his affiliation with the Investment Manager. (6) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill. (7) Thomas B. Winmill and Jon Tómasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.

Messrs. Tómasson and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

FOXBY CORP.	Annual Report 2017 20

OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name, Address (1) and Date of Birth	Position(s) Held with the Fund	Officer Since(2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014

Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2002	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2005

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President	2012

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco and a principal of the Broker-Dealers.

William M. Winmill (3) December 29, 1991	Vice President	2017

Vice President or Assistant Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of Dividend and Income Fund and Foxby Corp.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. (2) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 13, 2017. (3) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.

21 Annual Report 2017	FOXBY CORP.

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾ Social Security number	◾ Transaction or loss history
	◾ Account balances	◾ Account transactions
	◾ Transaction history	◾ Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other nonaffiliated financial companies	No	We don’t share
For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To Limit Sharing	◾ Call Foxby Corp. at 212-785-0900 – our menu will prompt you through your choices; or
◾ Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 1-212-785-0900 or go to www.foxbycorp.com

     "................................................................................................................................................

Mail-in Form
Leave Blank or	Mark if you want to limit:
[If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	☐ Do not allow your affiliates to use my personal information to market to me.
	Name	Mail to:
	Address	Foxby Corp.
11 Hanover Square, 12th
	City, State, Zip	Floor
	Account #	New York, NY 10005

FOXBY CORP.	Annual Report 2017 22

Who we are
Who is providing this notice?	Foxby Corp.

What we do
How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?	We collect your personal information, for example, when you

◾ Open an account
◾ Buy securities from us
◾ Provide account information
◾ Give us your contact information
◾ Tell us where to send the money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

◾ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾ Affiliates from using your information to market to you
◾ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾ Foxby Corp. shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾ Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾ Foxby Corp. does not jointly market.

23 Annual Report 2017	FOXBY CORP.

GENERAL INFORMATION, POLICIES, AND UPDATES
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.FoxbyCorp.com.

STOCK DATA AT DECEMBER 31, 2017

Market Price per Share	$2.09

Net Asset Value per Share	$3.13

Market Price Discount to Net Asset Value	33.2%

Ticker Symbol	FXBY

CUSIP Number	351645106

Investment Manager

Midas Management Corporation

11 Hanover Square

New York, NY 10005

1-212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

1-469-633-0101

FOXBYCORP.COM

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Foxby Corp. is a part of a fund complex which includes Midas Fund, Midas Magic, and Dividend and Income Fund.

Exclusive Forum

In October 2017, the Fund’s bylaws (“Bylaws”) were amended to provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (or, in the event that the Circuit Court does not have jurisdiction, other state courts of the State of Maryland or, if no state court located within the State of Maryland has jurisdiction, the United States District Court for the District of Maryland, Baltimore Division) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Fund to the Fund or to the stockholders of the Fund, (iii) any action asserting a claim against the Fund or any director or officer or other employee of the Fund arising pursuant to any provision of the Maryland General Corporation Law, the Fund’s charter or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Fund’s charter or the Bylaws, or (v) any action asserting a claim against the Fund or any director or officer or other employee of the Fund that is governed by the internal affairs doctrine. The Bylaws further provide that, if any such action is filed in a court other than a court located within the State of Maryland (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Maryland in connection with any action brought in any such court to enforce this provision, and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

The provisions of the Bylaws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

The foregoing summary is subject to the Bylaws and other governing documents of the Fund, which are on file with the SEC and available on the Fund’s website http://www.foxbycorp.com.

Please Note - There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. Investors should carefully consider the investment objective, risks, charges, and expenses of the Fund before investing. The Fund’s investment policies, management fees, and other matters of interest to investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call 212 785-0900 or visit www.FoxbyCorp.com.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

FOXBY CORP.	Annual Report 2017 24

GENERAL INFORMATION, POLICIES, AND UPDATES
Additional Information

Shares of closed end funds frequently trade at a discount from their Net Asset Value (“NAV”). This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Neither the Fund nor its Investment Manager can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, future events, future performance, intentions, and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

25 Annual Report 2017	FOXBY CORP.

PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.foxbycorp.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

                     The registrant's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Jon Tómasson and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2017 - $14,500
2016 - $14,750

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2017 - $2,000
2016 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2017 - $4,500
2016 - $4,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2017 - $0
2016 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $31,500 in 2017 and $31,000 in 2016.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. Currently, the members of the audit committee are Jon Tómasson and Peter K. Werner.

Item 6. Investments.

                    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a "Fund," and together, the "Funds") will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund's investment manager.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund's portfolio to Institutional Shareholder Services (the "Proxy Firm"). A concise summary of the Proxy Voting Guidelines of the Proxy Firm (see attached) is incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of the Proxy Firm in their entirety.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the issuer is an investor in a Fund; (ii) the issuer has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds' Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.	Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds;

iii.	Review the Proxy Voting Guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

ADDENDUM

NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be "violated." In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position.  We may also elect to abstain or not vote on any given matter.

January 1, 2018

United States Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2018 Published January 9, 2018

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances:
Independence
Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS' Categorization of Directors) when:
›	Independent directors comprise 50 percent or less of the board;
›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[3].
Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
›	The company's previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company's response, including:
›
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
›
The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A multi-class capital structure; and/or
›	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.
Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.
Restrictions on Shareholders' Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
›
The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company's financial statements from its auditor; or
›
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
›
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:
›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
›	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public "vote-no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management's track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
CAPITAL/RESTRUCTURING
Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or "SOP") if:
›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
›
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:
1.	Peer Group[8] Alignment:
›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
›	New or extended agreements that provide for:
›	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking
›	Multi-year guaranteed awards;
›	A single or common performance metric used for short- and long-term incentives;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega equity grants that provide overly large upside opportunity.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:
›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:
›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company's three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company's level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
›
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
›	The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company's industry peers;
›	The company's established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company's nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company's policies and goals to reduce any gender pay gap, taking into account:

›	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.
Data Security, Privacy, and Internet Issues
General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company's current disclosure of relevant lobbying policies, and management and board oversight;
›	The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.
Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance
www.issgovernance.com

1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
3 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
4 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
5 Public shareholders only, approval prior to a company's becoming public is insufficient.
6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.
7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
10 ISS research reports include realizable pay for S&P1500 companies.
11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Thomas B. Winmill and William M. Winmill are co-portfolio managers of the registrant.

Mr. Thomas B. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the registrant, Dividend and Income Fund, and Midas Series Trust. He is President, Chairman, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the "Advisers"), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the "Broker-Dealers"), Bexil Corporation (a holding company) ("Bexil") and Winmill & Co. Incorporated (a holding company) ("Winco"). He is a Director of Global Self Storage, Inc. (a self storage REIT) ("SELF"). He is a Director of Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the "IPCs"), and he is a portfolio manager of the registrant, Dividend and Income Fund, Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. Mr. Thomas Winmill has been associated with the management of the registrant, either directly or through the IPC, since 2002.

Mr. William M. Winmill is Vice President or Assistant Vice President of the registrant, Dividend and Income Fund, Midas Series Trust, the Advisers, Bexil, SELF, Tuxis Corporation, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of the registrant and Dividend and Income Fund.

Thomas B. Winmill and William M. Winmill are father and son, respectively.

The foregoing information has been provided as of March 7, 2018.

  The Portfolio Managers receive compensation for their services. As of December 31, 2017, each of the Portfolio Manager's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of their compensation may be deferred based on criteria established by the investment manager, or at the election of the Portfolio Manager.

Each Portfolio Manager's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each Portfolio Manager's annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each Portfolio Manager's annual bonus is based on the Portfolio Manager's overall contribution to management of the investment manager and its affiliates. Each Portfolio Manager may receive an asset level bonus upon assets under management reaching certain levels. Each Portfolio Manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

Each Portfolio Manager's compensation plan may give rise to potential conflicts of interest. Each Portfolio Manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. Each Portfolio Manager may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's codes of ethics will adequately address such conflicts.

The following table provides information relating to other (non-registrant) accounts where the Portfolio Manager is jointly or primarily responsible for day to day management as of December 31, 2017. No Portfolio Manager manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	7
	Total Assets (millions):	$253	N/A	$26
William M. Winmill	Number:	1	N/A	7
	Total Assets (millions):	$215	N/A	$26

As of December 31, 2017, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $1 - $10,000. Thomas B. Winmill is Chairman, President, Chief Executive Officer, Chief Legal Officer, and a director of Midas Securities Group, Inc. and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares owned by Midas Securities Group, Inc. Mr. Thomas B. Winmill disclaims beneficial ownership of these shares. As of December 31, 2017, the dollar range of shares in the registrant beneficially owned by William M. Winmill was $1 - $10,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)
No income was received by the registrant from securities lending activities in the period covered by this report. Amounts paid by securities lending counterparties for loaned securities are retained by State Street Bank and Trust Company ("SSB"), the registrant's securities lending agent.

(b)
The registrant has entered into a Liquidity Agreement with SSB that allows the registrant to draw up to the maximum liquidity commitment as specified therein.  The Liquidity Agreement includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity. SSB also serves as the registrant's custodian.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

March 8, 2018	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 8, 2018	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

March 8, 2018	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 8, 2018	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer